UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 27, 2022 (December 23, 2022)

INVACARE CORPORATION

(Exact name of Registrant as specified in its charter)

Ohio	001-15103	95-2680965
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Invacare Way, Elyria, Ohio 44035
(Address of principal executive offices, including zip code)

(440) 329-6000
(Registrant’s telephone number, including area code)

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(Former name, former address and former fiscal year, if changed since last report)
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Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Shares, without par value	IVC	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
On December 23, 2022, Invacare Corporation (the "Company") entered into an amendment (the "Amendment") to the Credit Agreement, dated as of July 26, 2022 (as amended by that certain Amendment Agreement and Joinder to Foreign Guarantee Agreement dated as of October 3, 2022, the "Highbridge Loan Agreement" and as further amended by the Amendment, the "Amended Highbridge Loan Agreement"), with a certain fund managed by Highbridge Capital Management, LLC ("Highbridge"), as the lender (together with the other lenders from time to time party thereto, the "Lenders"), Cantor Fitzgerald Securities as administrative agent, and GLAS Trust Corporation Limited, as collateral agent, and consummated an additional draw of an aggregate principal amount of $5,500,000 of term loans (the "Additional Draw") pursuant to the Amended Highbridge Loan Agreement. Pursuant to the Amendment, the administrative agent and the lenders holding these term loan commitments agreed to waive and modify certain conditions to making of the Additional Draw, including a waiver of the First Lien Leverage Ratio (as defined in the Amended Highbridge Loan Agreement), solely with respect to the Additional Draw, and the Company agreed to deliver a business plan with respect to the Company and its subsidiaries in form and substance acceptable to the Required Lenders (as defined in the Highbridge Loan Agreement). Additional commitments of $14,000,000 remain available under the Amended Highbridge Loan Agreement, subject to satisfaction of certain conditions set forth therein.
The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.
Item 7.01. Regulation FD Disclosure.
On December 27, 2022, the Company issued a press release announcing the Company's entry into the Amendment.
The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

10.1	Amendment Agreement, dated as of December 23, 2022, by and among Invacare Corporation, the lenders party thereto and Cantor Fitzgerald Securities, as administrative agent.
99.1	Press Release, dated December 27, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVACARE CORPORATION
(Registrant)

Date: December 27, 2022	By:	/s/ Kathleen P. Leneghan
	Name:	Kathleen P. Leneghan
	Title:	Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description of Exhibit

10.1	Amendment Agreement, dated as of December 23, 2022, by and among Invacare Corporation, the lenders party thereto and Cantor Fitzgerald Securities, as administrative agent.
99.1	Press Release, dated December 27, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).